UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 27, 2011

INDEPENDENCE TAX CREDIT PLUS L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or other Jurisdiction of Incorporation)

033-37704	13-3589920
(Commission File Number)	(IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 317-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01.  Other Events.

On June 28, 2011, Independence Tax Credit Plus, L.P. (the “Partnership”) completed its liquidation and winding up, and has filed a Certificate of Cancellation with the Secretary of State of the State of Delaware and will file a Form 15 with the Securities and Exchange Commission to terminate registration under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), after which the Partnership will no longer be required to file reports under Sections 13 and 15(d) of the Exchange Act. The Partnership transferred its entire cash balance, after setting aside a reserve for the payment of accrued operating expenses and accrued liquidation expenses, to a paying agent for distribution to investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENCE TAX CREDIT PLUS L.P.
(Registrant)

		By:	RELATED INDEPENDENCE ASSOCIATES, L.P.,
its General Partner

			By:	INDEPENDENCE ASSOCIATES GP LLC,
a General Partner

				By:	/s/ Robert A. Pace
Robert A. Pace
Chief Financial Officer
Date:	June 28, 2011